                                                                   EXHIBIT 4.1.3

                              AMENDMENT AND CONSENT

      THIS AMENDMENT AND CONSENT (this "AMENDMENT") is entered into as of May 4, 2001, among DOBSON OPERATING CO., L.L.C., an Oklahoma limited liability company ("DOC"), the Required Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement (hereinafter defined).

      Reference is made to the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among DOC, as Borrower, Administrative Agent, First Union National Bank and PNC Bank, National Association, as Co-Documentation Agents, Toronto Dominion (Texas), Inc. and Lehman Commercial Paper Inc., as Co-Syndication Agents, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto.

      Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Section references herein are to Sections in the Credit Agreement. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment.

                                 R E C I T A L S

      A. Dobson Communications Corporation ("COMMUNICATIONS") proposes to enter into a Capital Lease for the acquisition of furniture and equipment for its headquarters building in Oklahoma City, Oklahoma.

      B. SECTION 9.30 prohibits Communications from incurring Debt (including obligations under Capital Leases) or creating Liens, other than as specifically permitted in such Section.

      C. In addition, DOC has requested that the permitted Capital Expenditures for calendar year 2001, in SECTION 9.29(E) be increased from $80,000,000 to $109,000,000.

      D. DOC and Communications have requested amendments to SECTIONS 9.20, 9.29, and 9.30 to (a) permit Communications to enter into Capital Leases up to an aggregate amount of $12,000,000, (b) permit Restricted Payments, loans, advances, or investments from Borrower to Communications for the purpose of servicing such permitted Capital Leases, and (c) increase the amount of permitted Capital Expenditures for calendar year 2001, and Required Lenders are willing to grant and agree to such amendments, but only upon the conditions, among other things, that DOC, Guarantors, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

      NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1. AMENDMENTS.

      1.1 LOANS, ADVANCES, INVESTMENTS, AND RESTRICTED PAYMENTS. SECTION 9.20 is amended by (a) deleting the word "and" after CLAUSE (t) thereof, and (b) changing the period (.) at the end of CLAUSE (u) thereof to a semicolon (;) and inserting the following after the semicolon:

            "and (v) Restricted Payments, loans, advances, or investments made by Borrower to Communications in an amount sufficient to pay regularly-scheduled payments on the Capital Leases of Communications to the extent such Capital Lease is permitted by SECTION 9.30(a)(v)."

      1.2 CAPITAL EXPENDITURES. The Capital Expenditures limitation in SECTION 9.29(e) is amended by deleting the reference to "$80,000,000" in the chart thereof and substituting therefor the amount "$109,000,000" and (ii) deleting the reference to "$100,000,000" in line 5 of the proviso thereto and substituting therefor the amount "$120,000,000".

      1.3 COVENANTS OF COMMUNICATIONS.

      (a) SECTION 9.30(a) is amended by (a) deleting the word "and" after CLAUSE
(III) thereof, and (b) changing the period (.) at the end of CLAUSE (IV) thereof to a semicolon (;) and inserting the following after the semicolon:

            "and (v) Debt of Communications arising under Capital Leases in an amount not to exceed $12,000,000 in the aggregate' provided that,
            (A) such Capital Leases contain covenants no more restrictive than the covenants in this Agreement and (B) prior to the incurrence of such Debt, Administrative Agent receives an opinion of counsel acceptable to Administrative Agent addressed to Administrative Agent and the Lenders that execution and performance of such Capital Lease does not constitute a "default" or "event of default" or other breach or noncompliance with the terms and provisions of the Communications Bond Debt, the Exchange Debentures, or the Preferred Stock, including any event which would create voting rights in the holders of the Preferred Stock."

      (b) SECTION 9.30(d) is amended (a) deleting the word "and" after CLAUSE
(VI) thereof, and (b) changing the period (.) at the end of CLAUSE (VII) thereof to a semicolon (;) and inserting the following after the semicolon:

            "and (viii) Liens securing Capital Leases permitted by SECTION 9.30(a)(v), so long as any such Lien does not extend to any asset other than the asset financed by such Capital Lease."

      (c) SECTION 9.30(e) is amended by deleting the parenthetical therein in its entirety and substituting therefor the follow:

            "(other than Restricted Payments, loans, advances, or investments made pursuant to SECTIONS 9.20(p), (q), (s), (t), (u), or (v))"

PARAGRAPH 2. CONDITIONS. Notwithstanding any contrary provision, this Amendment is not effective until the date upon which (a) the representations and warranties in this Amendment are true and correct; and (b) Administrative Agent receives counterparts of this Amendment executed by DOC, each Guarantor, and Required Lenders. On the Business Day upon which all of the preceding conditions precedent are satisfied, this Amendment shall be effective (the "EFFECTIVE DATE").

PARAGRAPH 3. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, DOC and each Guarantor (i) consent to the agreements in this Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of DOC or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 4. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, DOC and each Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Documents; (b) no Default or Potential Default exists; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against DOC and each Guarantor in accordance with its terms.

PARAGRAPH 5. EXPENSES. DOC shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 6. MISCELLANEOUS.

      6.1 This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions of SECTION 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

      6.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 7. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 8. PARTIES. This Amendment binds and inures to DOC, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

      The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

Signature Page to that certain Amendment and Consent dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                 DOBSON OPERATING CO., L.L.C.,
                                 as Borrower


                                 By:      /s/ RICHARD SEWELL
                                     -------------------------------------------
                                     Name:    Richard Sewell
                                          --------------------------------------
                                     Title:   Treasurer
                                          --------------------------------------




                     SIGNATURE PAGE TO AMENDMENT AND CONSENT

Signature Page to that certain Amendment and Consent dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   DOBSON COMMUNICATIONS CORPORATION,
                                   as Guarantor

                                   By:  /s/ RICHARD SEWELL
                                       ----------------------------------------
                                       Name:   Richard Sewell
                                       Title:  Treasurer


                                   DOBSON CELLULAR SYSTEMS, INC., as
                                   Guarantor

                                   By:  /s/ RICHARD SEWELL
                                       ----------------------------------------
                                       Name:  Richard Sewell
                                       Title: Treasurer


                                   OKLAHOMA RSA 5 LIMITED PARTNERSHIP, as
                                   Guarantor

                                   By: OKLAHOMA INDEPENDENT RSA 5
                                       PARTNERSHIP, its Managing General Partner

                                       By: DOBSON CELLULAR SYSTEMS, INC., as
                                           Managing General Partner

                                           By:  /s/ RICHARD SEWELL
                                               --------------------------------
                                               Name:  Richard Sewell
                                               Title: Treasurer


                                   OKLAHOMA RSA 7 LIMITED PARTNERSHIP, as
                                   Guarantor

                                   By: OKLAHOMA INDEPENDENT RSA 7
                                       PARTNERSHIP, its Managing General Partner

                                       By: DOBSON CELLULAR SYSTEMS, INC., its
                                           Managing General Partner

                                           By:  /s/ RICHARD SEWELL
                                               --------------------------------
                                               Name:  Richard Sewell
                                               Title: Treasurer

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT

Signature Page to that certain Amendment and Consent dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   TEXAS RSA NO. 2 LIMITED PARTNERSHIP, as
                                   Guarantor

                                   By: DOBSON CELLULAR SYSTEMS,
                                   INC., its Managing General Partner

                                           By:  /s/ RICHARD SEWELL
                                               --------------------------------
                                               Name:  Richard Sewell
                                               Title: Treasurer

                                   SANTA CRUZ CELLULAR TELEPHONE, INC., as
                                   Guarantor

                                   By:  /s/ RICHARD SEWELL
                                       ----------------------------------------
                                       Name:  Richard Sewell
                                       Title: Treasurer




                     SIGNATURE PAGE TO AMENDMENT AND CONSENT

Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                            BANK OF AMERICA, N.A., as Administrative Agent and a Lender


                            By:     /s/ Kemper Shaw
                               -------------------------------------------------
                                Name:   Kemper Shaw
                                     -------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------

                           SIGNATURE PAGE TO AMENDMENT

Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.


                                 The Bank of Nova Scotia, as a Lender


                                 By:     /s/ Stephen C. Levi
                                    -------------------------------------------
                                     Name:   Stephen C. Levi
                                          -------------------------------------
                                     Title:  Authorized Signatory
                                           ------------------------------------


                           SIGNATURE PAGE TO AMENDMENT

                                 Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                                 Barclays Bank PLC,
                                 as a Lender


                                 By:     /s/ Daniele Iacovone
                                     ------------------------------------------
                                     Name:   Daniele Iacovone
                                          -------------------------------------
                                     Title:  Director
                                           ------------------------------------

                           SIGNATURE PAGE TO AMENDMENT

                                Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.


                                CIBC Inc.,
                                as a Lender


                                    By:    /s/ Laura J. Hom
                                        ---------------------------------------
                                        Name:  Laura J. Hom
                                             ----------------------------------
                                        Title: Executive Director
                                              ----------------------------------
                                               CIBC World Markets Corp. As Agent
                                              ----------------------------------

                           SIGNATURE PAGE TO AMENDMENT

                                 Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                                 Citizens Bank of Massachusetts,
                                 as a Lender


                                     By: /s/ Cynthia J. Teasillager
                                         --------------------------------------
                                         Name: Cynthia J. Teasillager
                                               --------------------------------
                                         Title: Vice President
                                                -------------------------------

                           SIGNATURE PAGE TO AMENDMENT

                                 Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                                 CoBank, ACB,
                                 as a Lender

                                     By: /s/ Thomas Cosgrove
                                         --------------------------------------
                                         Name:  Thomas Cosgrove
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------

                           SIGNATURE PAGE TO AMENDMENT

Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

Columbus Loan Funding, LTd.,
as a Lender


By: Travelers Asset Management International Company, LLC,
    as
      ---------------------------------------------------


    By: /s/ William Gardner
       --------------------------------------------------
        Name:  William Gardner
             --------------------------------------------
        Title: Assistant Investment Officer
              -------------------------------------------

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              FLEET NATIONAL BANK, as a Lender


                              By: /s/ Christine Campanelli
                                  ----------------------------------------------
                                  Name:  Christine Campanelli
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              DRESDNER BANK AG, NEW YORK AND GRAND
                              CAYMAN BRANCHES, as a Lender

                              By: /s/ Brian K. Schneider
                                  ----------------------------------------------
                                  Name:  Brian K. Schneider
                                         ---------------------------------------
                                  Title: Associate
                                         ---------------------------------------


                              By: /s/ William E. Lambert
                                  ----------------------------------------------
                                  Name:  William E. Lambert
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              FIRST UNION NATIONAL BANK, as a Lender


                              By: /s/ Franklin Wessinger
                                  ----------------------------------------------
                                  Name:  Franklin Wessinger
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SANKATY ADVISORS, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender, as a Lender


                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------
                                         Portfolio Manager
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              FIRSTRUST BANK, as a Lender


                              By: /s/ Bryan T. Denney
                                  ----------------------------------------------
                                  Name:  Bryan T. Denney
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              LEHMAN COMMERCIAL PAPER INC., as a Lender


                              By: /s/ G. Andrew Keith
                                  ----------------------------------------------
                                  Name:  G. Andrew Keith
                                         ---------------------------------------
                                  Title: Authorized Signatory
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              NATEXIS BANQUES POPULAIRES, as a Lender

                              By: /s/ Cynthia E. Sachs
                                  ----------------------------------------------
                                  Name:  Cynthia E. Sachs
                                         ---------------------------------------
                                  Title: VP. Group Manager
                                         ---------------------------------------

                              By: /s/ Evan Krans
                                  ----------------------------------------------
                                  Name:  Evan Krans
                                         ---------------------------------------
                                  Date:  Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              NATIONAL CITY BANK, as a Lender


                              By: /s/ Michael Bienville Grimes
                                  ----------------------------------------------
                                  Name:  Michael Bienville Grimes
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              BNP PARIBAS, as a Lender


                              By: /s/ Ola Anderssen
                                  ----------------------------------------------
                                  Name:  Ola Anderssen
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------
                                         Media & Telecom Finance


                              By: /s/ Ben Todres
                                  ----------------------------------------------
                                  Name:  Ben Todres
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------
                                         Media & Telecom Finance




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEN BANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a Lender


                              By: /s/ Douglas Zylstaz
                                  ----------------------------------------------
                                  Name:  Douglas Zylstaz
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------


                              By: /s/ James Cunningham
                                  ----------------------------------------------
                                  Name:  James Cunningham
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SANKATY HIGH YIELD PARTNERS III, L.P.,
                              as a Lender


                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------
                                         Portfolio Manager
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              TORONTO DOMINION (TEXAS), INC., as a Lender


                              By: /s/ Carolyn Fasth
                                 -----------------------------------------------
                                 Name:  Carolyn Fasth
                                        ----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              TRAVELERS CORPORATE LOAN FUND INC.,
                              as a Lender

                              By: Travelers Asset Management International
                                  Company, LLC


                              By: /s/ William M. Gardner
                                 -----------------------------------------------
                                 Name:  William M. Gardner
                                        ----------------------------------------
                                 Title: Assistant Investment Officer
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender


                              By: /s/ William M. Gardner
                                 -----------------------------------------------
                                 Name:  William M. Gardner
                                        ----------------------------------------
                                 Title: Assistant Investment Officer
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              U.S. BANK NATIONAL ASSOCIATION,
                              F/K/A FIRSTAR BANK, N.A., as a Lender


                              By: /s/ Michael Homeyer
                                 -----------------------------------------------
                                 Name:  Michael Homeyer
                                        ----------------------------------------
                                 Title: VP
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                              KEY CORPORATE CAPITAL INC, as a Lender


                              By: /s/ Chris Swindell
                                  ----------------------------------------------
                                  Name:  Chris Swindell
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                              ELO (CAYMAN) LTD. 2001-1, as a Lender


                              By: /s/ First Union Institutional Debt Management
                                  ----------------------------------------------
                                  as     Collateral Manager
                                         ---------------------------------------

                              By: /s/ Adrienne Musgrug
                                  ----------------------------------------------
                                  Name:  Adrienne Musgrug
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., as Administrative Agent, certain Lenders, and Guarantors.

                              WEBSTER BANK, as a Lender


                              By: /s/ Elizabeth V. Piker
                                  ----------------------------------------------
                                  Name:  Elizabeth V. Piker
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment